JP Morgan Global High Yield Conference February 25, 2020 Exhibit 99.1

Forward-Looking Statements We may make forward-looking statements in this presentation within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements with respect to our expected EBITDA, Adjusted EBITDA, free cash flow, revenue and margin growth, our aviation-connectivity installations in future periods, the impact of the Boeing 737 MAX aircraft grounding on our financial performance, our business and financial-performance outlook, goals and plans (including our assumptions therein, including, without limitation, growth in fleet count, ARPA growth, opex savings, stable capex spend, and cost management in future periods), industry, business strategy, plans, the potential sale of certain businesses and assets and the related use of proceeds, business and M&A integration activities, refinancing activities, capital expenditures, operating-expense and cost-structure improvements and reductions, future operations, margins, profitability, future efficiencies and other financial and operating information. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and should not be relied upon as representing our views as of any subsequent date. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation those risks and uncertainties described in our most recent annual report on Form 10-K, quarterly reports on Form 10-Q and the other documents we filed with the Securities and Exchange Commission. As a result, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Legal Disclaimers Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.   Historical and Projected Financial Information The financial information contained in this presentation has been taken from or prepared based on our historical financial statements for the periods presented. This presentation contains financial forecasts, which were prepared in good faith by us on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles (“GAAP”). Our independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of our control. Accordingly, there can be no assurance that the prospective results are indicative of our future performance or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Management Presentation Josh Marks Chief Executive Officer Peter Lopez VP Finance & Investor Relations Christian Mezger Chief Financial Officer

Solutions that connect, entertain and inform passengers and remote workers, enriching time with fast internet, live television, games and applications Aviation Maritime Land Satellite-based connectivity Movie & TV licensing and delivery Content processing and programming Digital media applications Operational and commercial analytics Airliners Private Jets Government Cruise and ferry Merchant shipping Yachts Enterprise solutions Government & NGO Military solutions

Passenger Experience Leadership

- Leading provider of **on-board digital entertainment** (premium movies, television, games and mobile apps) for seatback IFE and wireless systems
- Leading **satellite connectivity and live TV** provider to single-aisle airliners, large cruise ships & superyachts through multi-orbit, open-architecture capabilities
- Fast-growing government and secure military connectivity business
- Multi-year technology investments in cloud-based content services and software-defined networking now driving revenue growth and margin efficiency


Connect
Global coverage & redundancy
High performance
Entertain
Premium movies, games, TV
Native 4K cloud platform
Broadband Connectivity
airconnect global
MTN
EMC
PRIVA
Deliver real-time entertainment
Media & Content
Open
Generate revenue
Optimize media investments
airtime
Pulse
másFlight
Analytics & Personalization
Inform
AirTime™ interfaces
Pulse™ – focus spend
masFlight™ – cloud BI
EIM
emphasis
fairdeal
criterion

6

Global Eagle

2019: Momentum, New Logos & Cost Execution Major wins in both Media & Content and Connectivity (including Turkish) Technology transition: high-speed IFC antenna, Open™ IFE media platform Right-sized our cost base without sacrificing performance or delivery Expect FY19 Adj. EBITDA growth of greater than +20% Despite negative impact from MAX grounding Despite up-front cost related to new high-speed EMEA aviation network (launching bandwidth & infrastructure ahead of full backlog installations) and gradual ramp-up of Air France fleet and passenger data usage Strong momentum heading into 2020 and beyond (full-year benefit of cost savings, MAX return to service and production re-start, completion of Air France roll-out & start of Turkish roll-out)

Winning in IFC: Innovation, Focus and Capabilities

Disciplined focus on B737/A320 fleets for efficiency and specialization


Norwegian
B737 Fleet
Icelandair
B757/767 Fleet
Turkish
A320 Fleet
B737 Fleet
LOT
B737 Fleet
Southwest
B737 Fleet
Air France
A320 Fleet
FlyDubai
B737 Fleet
Active fleets and contracted backlog

- **Connected entertainment focus** – full IFEC solution with broadband connectivity, live television, games, movies, analytics and back-office automation
- Aircraft focus on **Boeing 737** and **Airbus A320** fleets
- Geographic focus on **North America to Middle East**
  - Maximize network utilization and efficiency
  - Satellite redundancy and scalability

High Performance Capabilities



- 1,100+ shipsets installed
- Up to 500 Mbps/aircraft
- Proven designs
- Repair & line support

Connected Entertainment Experiences




GAMES

- Internet & messaging
- On-demand movies
- Live television
- Games & music

8

JPM Global High Yield Conference

Expect approximately 30+ installations per quarter upon MAX return Expect continued fleet growth at current customers Air France program over 50% installed, expect completion YE 2020 (100+ aircraft) Turkish Airlines commences 4Q 2020, ramps during 2021 (100+ aircraft) Potential upside from active RFP pipeline across Americas and EMEA Focused on B737 and A320 family aircraft In final-selection phase at multiple opportunities IFC Backlog Solid growth based on current customer base

Media & Content Portfolio

Digital content sourcing & distribution, from studio to seatback integration

Content licensing


Movie and television licensing & distribution

#1 Independent Global Content Distributor[1]

Curating, programming and licensing movies, TV, audio and live events for mobility

Content


Content editing, integration and metadata

#1 Global Content Service Provider[1]

Processing 10 petabytes of media for 1 billion passengers (seatback & wireless IFE)

Digital media


UX/UI
SDKs
Portal Design
Games
Advertising
Seatback

#1 Global Seatback Games & UI/UX Developer[1]

Digital advertising, games, mobile apps and UX design for on-board entertainment



Dynamic content selection – self-service capability



Streamlined metadata: more titles in less time

Our cloud backbone revolutionizes distribution from studio to passenger

- **Before** – monthly cycles, fixed library for each fleet
- **Now** – cloud-based digital architecture streamlines ingestion, compliance, processing and integration
- Differentiates passenger IFE experiences
  - HD/4K data processing and digital distribution
  - Personalized content (route, day and end-user)

10

[1] *Source: Management estimates*

JPM Global High Yield Conference

Global Eagle

Media & Content Content Servicer Provider growth offset by Distribution rationalization Changing revenue mix focusing on premium global airline accounts Airline-related revenue growth from major new accounts during 2019 Including major new accounts globally (Asia/Pacific, Middle East and North America) Content Service Provider (CSP) & Labs business comprises movies, television programming and audio primarily for seatback screens on widebody aircraft Digital media comprises advertising (lounge and seatback) and IFE games Chose to reduce investment in third-party content distribution, driving reduction in distribution revenue (with positive cash flow impact) Studio consolidation driving higher cost early-window content, offset by cost reduction in production and operations Expect Open™ related cost benefits beginning in 1H20

Maritime, Enterprise & Government: Vertical Markets Maritime, Enterprise & Government Cruise & Large Ferry Large Yachts Commercial Maritime Government Enterprise Provides Connectivity, Content & Live TV for passengers and crew Provides Connectivity for superyachts (2-25+ crew members) Provides Connectivity for commercial shipping and oil & gas Provides enterprise connectivity for enterprises/NGOs Connectivity for government, military and intelligence

Maritime, Enterprise & Government (MEG) Strong underlying trends post one-time reset of cruise contracts last year Cruise: traded market-price resets for long-term renewals in 4Q18 In 4Q19 YoY (first like-for-like), expect double-digit cruise revenue increase showing strong underlying trends in fleet count and passenger bandwidth consumption Yacht: renewed 2H19 focus on yacht sales and customer support translating to stable fleet count entering 2020 Commercial Shipping: stable revenue with increased focus on higher margin accounts Energy, Oil & Gas and Government: accelerating growth and strong pipelines Legacy Land Segments: strategic downsizing of non-mobility business continues Competitors’ instability is creating opportunities in Maritime and Government Continued focus on network efficiency & operating cost Improving performance across key verticals

Strategic Review Update Maritime, Enterprise and Government business unit Evaluating the potential sale of all or part of the business Working with Barclays Capital Status: Active Joint Venture interest Evaluating the potential sale of 49% interest Majority owner is managing the sale, advised by Drake Star Partners Status: Active If we complete either transaction, majority of proceeds will be used to retire debt Continue to explore options for MEG operating unit and JVs

Phase III Transformation Update Cross-functional teams driving multiple initiatives across the company Using data analytics to drive spend optimization (Content & Connectivity) improving procurement, optimizing business processes Leveraging increased IFC backlog and content technology to capture margin opportunities while improving customer value Financial Impact Expect FY20 in-year benefit of $10+ million Approximately 60% COGS and 40% Opex Benefits expected to build quarterly throughout the year beginning 2Q20 Savings expected to drive continued improvement in free cash flow Planning completed, currently implementing, 2Q20 initial realization

Boeing 737 MAX

Return of MAX expected to boost revenue, Adjusted EBITDA[1] and Cash Flow

Impact of MAX grounding

- **Anticipated impact when MAX re-enters service:**
  - **~$3 million per-quarter increase in service revenue**
  - **~$2 million per quarter increase in Adjusted EBITDA**
  - **~$2-3 million per quarter increase in cash flow**
- MAX Connectivity service revenue is important factor to generate positive free cash flow on a sustainable basis
- Do not expect service revenue to start until 3Q20
- Major MAX customers: Southwest, flydubai and LOT Polish
- MAX grounding primarily impacts Connectivity service revenue, secondary impact to Media & Content revenue

Impact of Boeing manufacturing halt

- **Boeing suspended MAX production from January, impacting our MAX connectivity equipment installations**
  - Expect to carry an additional quarter of inventory or approximately $4-5 million of additional inventory
  - Expect inventory levels to normalize approximately one quarter after production resumes; working with Boeing, Global Eagle suppliers and customers to minimize impact
- **Expect lower equipment revenue during 1H20 due to production delays**
  - 10-15 aircraft per quarter, $4-5 million impact to revenue
  - Expect accelerated installations once production resumes

16

[1] *See the "Non-GAAP Reconciliations" and "Non-GAAP Financial Measures" slides in the back of this presentation.*

JPM Global High Yield Conference

Global Eagle

2020 General Overview Low-risk path of continued double-digit Adj. EBITDA growth Inflight Connectivity MAX service revenue expected to resume in 3Q, with production resuming in 2Q Growth from MAX re-activation and backlog execution Expect continued gross margin improvement as additional aircraft are loaded onto provisioned network in Americas and EMEA Media & Content CSP growth from large/premium airlines Continued discipline on third-party content distribution Studio consolidation driving higher cost early-window content New growth and cost efficiencies based on Open™ platform MEG Cruise revenue momentum as on-ship demand increases Upside opportunities from competitors’ instability, continued focus on cost management Operating Expenses Driving improvement in 2020 (beginning 2Q20 and building throughout the year) Procurement, back office and automation related Driven by ongoing revenue and cost initiatives, including backlog execution (IFC and IFE), resumption of MAX installations and service revenue, and completion of Phase III cost actions, and current customer base. Expect 2H20 to be stronger than 1H20 due to Boeing 737 MAX return to service and cost initiatives

Financial Overview

Improving profitability and cash flow to address leverage Stable liquidity: ended FY19 with $61 million total liquidity Meeting guidance: achieved $25 million Adjusted EBITDA in 3Q19, a quarter early Improving leverage: Net Debt/Adj. EBITDA improved 0.7x thru 3Q19 New opportunity: expect Phase III savings of $10+ million in FY20 Progress: improving free cash flow with path to turn positive Expect to achieve positive free cash flow on a sustainable basis through either Phase III realization or Boeing 737 MAX return to service Our Plan: continue to execute, improve credit rating, refinance, accelerate deleveraging Financial Highlights 1 See the “Non-GAAP Reconciliations” and “Non-GAAP Financial Measures” slides in the back of this presentation. 1 1

Latest Results: 3Q19 3Q18 3Q19 Revenue In millions 3Q19 3Q18 1 Adjusted EBITDA1 In millions EBITDA1 In millions Free Cash Flow1 In millions 3Q’18 3Q’19 $(36) $(14) 3Q18 3Q19 +38% +85% +4% +$22 m See the “Non-GAAP Reconciliations” and “Non-GAAP Financial Measures” slides in the back of this presentation.

Transformation Continues

Track record of execution

- **Phase I - completed:** FY18 reduced operating expenses including management layers
  - Impact: **$20 million** annualized benefit
- **Phase II - completed:** FY19 reduced ~200 roles (15%) with continued integration, lower professional services and lower travel & entertainment
  - Impact: **$40+ million** annualized benefit
- **Phase III - initiated:** FY20 applying data analytics to drive spend optimization, improved procurement, business process optimization, and sales & operations planning
  - Expected Impact: **Additional $10+ million** FY20

PHASE II COMPLETED


Labor
$34.3
$28.0
3Q'18
3Q'19
Travel & Entertainment
$3.4
$1.6
3Q'18
3Q'19


Professional Services[1]
$9.9
$7.6
3Q'18
3Q'19

Phase III Plan

Additional Business Process Reengineering and Procurement Savings in 2020

[1] *3Q'19 Professional Services excludes non-ordinary course legal fees*

21

JPM Global High Yield Conference

Global Eagle

Improving Leverage

Strong Adjusted EBITDA growth is driving Debt/Adj. EBITDA lower

- Net Debt/Adjusted EBITDA[1] declined 0.7x thru 3Q19
  - Expect further improvement at year end
- Key drivers of continued Adjusted EBITDA growth
  - Execution on IFC backlog
  - Media & Content growth
  - Maritime/Enterprise/Gov't margin recovery
  - Back-office efficiencies and cost controls
- We believe 6.5x Net Debt/Adjusted EBITDA is an important milestone for lenders and rating agencies
- Improving free cash flow generation could accelerate deleverage

Improving Net Debt/ Adj. EBITDA[1] Ratio



Adj. EBITDA[1]
(LTM)
$74.3
$76.7
$83.6
1Q19
2Q19
3Q19
Net Debt/
Adj. EBITDA[1]
(LTM)
9.6x
9.4x
8.9x
1Q19
2Q19
3Q19

[1] *See the "Non-GAAP Reconciliations" and "Non-GAAP Financial Measures" slides in the back of this presentation.*

22

JPM Global High Yield Conference

Global Eagle

Free Cash Flow Cash Flow from Operating Activities (CFOA) Improvement driven by revenue growth, Phase I and Phase II cost saving initiatives, and working capital improvements Capital Expenditures (Capex) Completed key growth investments in 1Q19 Expect capex spend in FY20 to be similar to FY19 Free Cash Flow (FCF) Expect continued improvement driven by MAX return, Phase III initiatives, and lower non-core cash expenses Focused on driving FCF improvement 1 CFOA Capex FCF In millions $(19) $(15) $(36) $(48) $(14) $8 See the “Non-GAAP Reconciliations” and “Non-GAAP Financial Measures” slides in the back of this presentation. 1 1 $(39) $(10) $(9) $(4) $(27) $(5) $(10) $12 $(10) $(9) $(9) $(4) In millions In millions

$500m Secured Debt Term Loan and Revolver (“1L”) Second Lien (“2L”) $533m EV of approx. $835m Convertible $83m $178m $50m Adjusted EBITDA growth and improving free cash flow are key to refinancing our debt Refinancing could reduce cash interest cost to support additional debt repayment Make whole call provision on 1L Term Loan expires on July 1, 2020, cost to retire 102 for 12 months thereafter Common Equity 1 Balance as of September 30, 2019 Class Balance Maturity Rate Revolver $26m Jan 2022 LIBOR +750 First Lien Term Loan $507m Jan 2023 LIBOR +750 Second Lien $178m June 2023 12% PIK, 10% Cash Convertible Debt $83m Feb 2022 2.75% Common Stock ~$50m Driving for 2H20 opportunity to refinance 2 Date that investors may put the security to the Company at par 2 24 Capital Structure 1

Our Plan Focused on driving towards refinancing 1 See the “Non-GAAP Reconciliations” and “Non-GAAP Financial Measures” slides in the back of this presentation. Continued Execution Continued operational and financial execution Drive company to positive free cash flow Improve Credit Rating to B- Communicate credible path to less than 6.5x debt to Adjusted EBITDA over 18-month period Refinance Access credit markets, including CLO market, to refinance high cost debt Delever Accelerate deleveraging as lower interest expense improves free cash flow 1

We are seeking shareholder approval for a reverse stock split at a ratio sufficient to support long-term compliance with Nasdaq’s $1.00 bid-price requirement Timeline for Reverse Stock Split implementation: Proxy was filed with SEC on February 6, 2020 Shareholder meeting to approve RSS will be held on March 17, 2020 RSS ratio to be determined immediately following shareholder meeting by BOD RSS effective no later than March 31, 2020, resulting in compliance for the minimum 10-day period by no later than April 15, 2020 If compliance is achieved prior to effective date, we can cancel the RSS corporate action Nasdaq Compliance Remains On Track Reverse Stock Split (RSS) Update

JPM Global High Yield Conference

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Financial Measures To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States, or GAAP, we present EBITDA, Adjusted EBITDA and free cash flow, which are non-GAAP financial measures, as measures of our performance. The presentations of EBITDA, Adjusted EBITDA and free cash flow are not intended to be considered in isolation from, or as a substitute for, or superior to, net income (loss), cash flows from operations or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of our cash flows or liquidity. For a reconciliation of EBITDA, Adjusted EBITDA and free cash flow to its most comparable measure under GAAP, please see the table entitled “Non-GAAP Reconciliations” on the prior slide. Further, we note that Adjusted EBITDA as presented herein is defined and calculated differently than the “Consolidated EBITDA” definition in our senior secured credit agreement and in our second lien notes, which Consolidated EBITDA definition we use for financial-covenant-compliance purposes and as a measure of our liquidity. We have not provided a reconciliation of forward-looking non-GAAP measures, primarily due to the variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to us without unreasonable efforts. EBITDA, Adjusted EBITDA and free cash flow are three of the primary measures used by our management and Board of Directors to understand and evaluate our financial performance and operating trends, including period to period comparisons, to prepare and approve our annual budget and to develop short- and long-term operational plans. Additionally, Adjusted EBITDA is one of the primary measures used by the Compensation Committee of our Board of Directors to establish the funding targets for (and subsequent funding of) our Annual Incentive Plan bonuses for our employees. We believe our presentation of EBITDA, Adjusted EBITDA and free cash flow is useful to investors both because it allows for greater transparency with respect to key metrics used by our management in their financial and operational decision-making and because our management frequently uses it in discussions with investors, commercial bankers, securities analysts and other users of our financial statements. We define Adjusted EBITDA as EBITDA (net income (loss) before (a) interest expense (income), (b) income tax expense (benefit) and (c) depreciation and amortization), as further adjusted to exclude (when applicable in the period) (1) change in fair value of financial instruments, (2) other (income) expense, including (gains) losses from foreign-currency-transaction (gains) and from other investments, which include impairment charges relating to our joint ventures, (3) goodwill impairment expense, (4) stock-based compensation expense, (5) strategic-transaction, integration and realignment expenses (as described below), (6) auditor and third-party professional fees and expenses related to our internal-control deficiencies (and the remediation thereof) and complications in our audit process relating to our control environment, (7) (gain) loss on disposal and impairment of fixed assets, (8) non-ordinary-course legal expenses (as described below), (9) losses related to significant customer bankruptcies or financial distress (as described below) and (10) expenses incurred in connection with grounded aircraft resulting from orders, airworthiness directives and other regulations issued by U.S. and foreign civil aviation authorities. Management does not consider these items to be indicative of our core operating results.

Non-GAAP Financial Measures (continued) “Losses related to significant customer bankruptcies or financial distress” includes (1) our provision for bad debt associated with significant bankruptcies or financial distress of our customers, (2) the costs (e.g., content acquisition fees) that we incurred to maintain service to those customers during their bankruptcy proceedings in order to preserve the customer relationship and (3) costs relating to providing services to customers for whom we recognize revenue on a cash basis due to their financial distress. “Non-ordinary-course legal expenses” includes third-party professional fees and expenses and estimated loss contingencies, provisions for legal settlements and other expenses associated with non-ordinary-course employment, corporate and intellectual-property-infringement disputes. “Strategic-transaction, integration and realignment expenses” includes (1) transaction and procurement-related expenses and costs (including third-party professional fees) attributable to acquisition, financing, investment and other strategic-transaction activities (including for new product and proof-of-concept testing), (2) integration and realignment expenses and allowances, (3) employee-severance, -retention and -relocation expenses, (4) purchase-accounting adjustments for deferred revenue, costs and credits associated with companies and businesses that we have acquired through our M&A activities and (5) estimated loss contingencies, provisions for legal settlements and other expenses related to claims at companies or businesses that we acquired through our M&A activities for underlying liabilities that pre-dated our acquisition of those companies or businesses. We define free cash flow as cash flows from operating activities less capital expenditures. Free cash flow does not represent our residual cash flow available for discretionary expenditures, since we have mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. We define net debt as current portion of short and long-term debt and finance leases less cash and cash equivalents.